UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 17, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

COMMISSION FILE NUMBER 0-16448

Holiday RV Superstores, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	59-1834763

(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

200 East Broward Boulevard, Suite 920
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices)

(954) 522-9903

(Registrant’s Telephone Number,
Including Area Code)

(Former Name Or Former Address,
If Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

     Holiday RV Superstores, Inc. (the “Company”) received notice that PricewaterhouseCoopers LLP resigned as the independent accountants of the Company on June 17, 2003. As of this filing, the Company’s audit committee of the Board of Directors has not yet made a decision with respect to the determination of new auditors.

     PricewaterhouseCoopers’ reports on the Company’s consolidated financial statements for each of the fiscal years ended October 31, 2002 and 2001 contained an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern, but did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended October 31, 2002 and 2001 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such years.

     During December 2002, PricewaterhouseCoopers brought several matters to the attention of the Company’s audit committee which would be deemed to be Reportable Events within the meaning of Item 304(a)(1)(v) of Regulation S-K. PricewaterhouseCoopers expressed concern regarding a potential breakdown in the internal controls surrounding corporate governance, executive compensation and executive expense reimbursement. As a result of these communications and as previously disclosed, the audit committee of the Company’s Board of Directors retained outside legal counsel to conduct a special investigation of these matters. Additionally, the Company’s Board of Directors authorized its audit committee to serve as a special oversight committee to oversee the day-to-day management of the Company. On February 3, 2003, the Company’s Board of Directors announced the resignation of the Company’s then Chairman of the Board of Directors, Chief Executive Officer and President and appointed a new Chairman of the Board of Directors and an interim Chief Executive Officer and President. Simultaneously, the Company’s Board of Directors authorized the disbanding of the Special Oversight Committee. Management of the Company believes that the steps taken have satisfactorily addressed the matters raised by PricewaterhouseCoopers.

     Attached as Exhibit 16.1 is a copy of PricewaterhouseCoopers’ letter, dated June 24, 2003, stating whether or not it agrees with the disclosures included in this Item 4 reported on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

16.1	Letter from PricewaterhouseCoopers to the US Securities and Exchange Commission dated June 24, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 30th day of June, 2003.

HOLIDAY RV SUPERSTORES, INC.

/s/ Anthony D. Borzillo
Anthony D. Borzillo Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers to the US Securities and Exchange Commission dated June 24, 2003.

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